SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) November 2, 2004

                              Avatar Systems, Inc.
             (Exact name of registrant as specified in its charter)

           Texas                        000-32925                 75-2763037
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

5728 LBJ Freeway, Suite 270, Dallas, Texas                          75240
 (Address of principal executive offices)                         (Zip code)

                                 (214) 972-1800

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This  amendment  to the current  event  reported by Avatar  Systems,  Inc.  (the
"Registrant") on Form 8-K dated November 12, 2004 has been filed in response to the letter of comments issued by the United State Securities Exchange Commission dated November 18, 2004.

Item 4.01 Changes in Registrants Certifying Accountant

(a) On November 2, 2004, Hein & Associates LLP resigned as the Registrant's independent registered public accounting firm. On November 10, 2004, the Registrant engaged Whitley Penn as its independent registered public accounting firm for the fiscal year ending December 31, 2004.

(b) The reports of Hein & Associates LLP on the Registrant's financial statements for the fiscal years ended December 31, 2003 and 2002, contained no adverse opinion or disclaimer of opinion nor were they modified as to uncertainty, audit scope, or accounting principles.

(c) The  Registrant's  Board of Directors  made the  decision to engage  Whitley
Penn.

(d) In connection with the audits for the fiscal years ended December 31, 2003 and 2002, and during the interim period from December 31, 2003 to November 2, 2004, there were no disagreements with Hein & Associates LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hein & Associates LLP, would have caused it to make reference thereto in its reports.

(e) Neither, the Registrant, nor anyone acting on its behalf, consulted with Whitley Penn during the fiscal years ended December 31, 2003 and 2002, and during the interim period from December 31, 2003 to November 10, 2004 with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Registrant's financial statements, or any other matters or events set forth in Item 304(a)(2)(ii) of Regulation S-B.

(f) The Registrant has requested that Hein & Associates LLP review the disclosures contained herein and that firm has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respect in which it does not agree with the statements made by the Registrant herein. Such letter is filed as an exhibit to this Report.


Item 9.01 Financial Statements and Exhibits.


Exhibit Number          Exhibit
--------------          --------------------------------------------------------
16.1                    Letter from Hein & Associates, LLP


                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Avatar Systems, Inc.

Date: November 29, 2004                    /s/ Robert C. Shreve, Jr.
                                          --------------------------------------
                                          Robert C. Shreve, Jr.
                                          President, Chief Executive Officer and
                                          Chief Financial Officer